EXHIBIT 10.4

AMENDMENT TO

EMPLOYMENT AGREEMENT

WHEREAS, Derma Sciences, Inc. (“Employer”) and John E. Yetter (“Employee”) are parties to that certain Employment Agreement dated as of March 7, 2012 (the “Agreement”).

WHEREAS, Employer and Employee desire to amend the Agreement to remove Employee’s ability to receive severance benefits upon Employee’s voluntary termination of employment within six months of the occurrence of a change in control of Employer.

NOW, THEREFORE, in consideration of the recitals set forth above, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, Employer and Employee agree that the Agreement be amended as follows:

1.      Section 7 of the Agreement is hereby deleted in its entirety.

2.      Sections 8, 9, 10 and 11 of the Agreement are hereby re-numbered as Sections 7, 8, 9 and 10, respectively.

3.      The second sentence of Section 7 of the Agreement is hereby amended to read in its entirety as follows:

This Agreement is intended to comply with the requirements of Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A”).

4.      Section 8 of the Agreement (Option Exercise Extension) is hereby amended to read in its entirety as follows:

In the event that Employer, without cause, either terminates Employee’s employment or fails to renew this Agreement upon expiration hereof, then the period to exercise any option to purchase the securities of Employer of which Employee may be possessed shall be extended to the earlier to occur of (i) the expiration thereof as set forth in the option instrument or (ii) the 10th anniversary of the original date of grant.

Except as set forth herein, all of the other provisions of the Agreement shall remain in effect.

This amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have signed this amendment on the 20th day of December, 2012.

DERMA SCIENCES, INC.

/s/ Edward J. Quilty
By: Edward J. Quilty Title: President and Chief Executive Officer

EMPLOYEE.

/s/ John E. Yetter
Name: John E. Yetter

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